As filed with the U.S. Securities and Exchange Commission on September 10, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

DAVIDSON MULTI-CAP EQUITY FUND

ANNUAL REPORT

For the year ended

June 30, 2018

Dear Shareholder:

Over the past fiscal year, market volatility has been ever present; entering the second half of 2018, financial markets still have myriad economic and geopolitical factors to contend with, which will likely keep the environment volatile. At Davidson Funds, we believe such market environments create pockets of investment opportunity. Our Davidson Multi-Cap Equity Fund (the “Fund”) is actively managed and unconstrained, allowing us to invest not to a style box, but rather, to those opportunities in the market. That said, our key focus has not changed since the Fund’s inception in 2008 - long-term investments in fundamentally sound companies; of key importance are companies with proven management teams, solid balance sheets, and good growth potential.

PERFORMANCE OVERVIEW

The Russell 3000® Index, the benchmark for the Davidson Multi-Cap Equity Fund, finished the twelve month period ended June 30, 2018 up 14.78%. The Class A shares of the Fund returned 4.23% on a fully-loaded basis and 9.70% on a no-load* basis during the twelve month period ended June 30, 2018; the Class I shares generated a total return of 10.03% over the same time period.

The Information Technology sector was the Fund’s primary contributor to performance; within this sector, Tableau Software, Inc. (“Tableau”) and Fortinet Inc. (“Fortinet”) were stand-out performers. Tableau’s first quarter results exceeded expectations, with recurring revenue accelerating due to solid execution and broad-based demand spanning customer segments and geographies. Regarding Fortinet, market share gains in the enterprise segment, continued adoption of cloud solutions, and security fabric solutions contributed to solid quarterly results, as revenue, billings, and earnings growth exceeded expectations. Real Estate sector holding, CubeSmart, also contributed positively to performance; strong demand driven by third party management platform expansion has been favorably received by investors. The Consumer Discretionary was the Fund’s main detractor from performance, with shares of Starbucks Corp. (“Starbucks”) and Gildan Activewear, Inc. (“Gildan”) declining. Starbucks preannounced tepid fiscal Q3 same store sales in the U.S. and China. U.S. weakness was somewhat anticipated due to a postponement in marketing initiatives, while China was impacted by an interruption in delivery services. Regarding Gildan, though Q4 Printwear results were encouraging, lackluster Branded segment results are hampering share gain opportunities and near-term revenue growth. The Industrials sector also detracted from performance; within this sector, shares of Flowserve Corp. (“Flowserve”) and Nielsen Holdings PLC (“Nielsen”) were weak. Unstable oil prices, as well as poor execution within the Industrial Products Division, have led to lower than expected sales and margin compression for Flowserve. Regarding Nielsen, while Watch segment results were strong, the Buy segment continues to be disappointing due to ongoing struggles at U.S. consumer packaged goods companies.

The pullback in the market’s valuation is reflective of the continued rise in interest rates and the uncertainty surrounding trade tariffs and their potential impact on both the economy and the markets. Corporate profits continue to be supported by the favorable economic backdrop, as well as from tax reform; however, there are several clouds forming on the horizon that bear watching. They are: the Federal Funds Rate, the slope of the yield curve and market breadth to name a few. Further, we are hearing more concerns about market breadth and narrowing market leadership. If this narrowing trend continues, it could be increasingly difficult for the market to post higher gains and downside risk increases as the valuations of those leadership companies normalize.

The strategy is overweight several sectors, including Health Care, Consumer Staples, Telecommunications, Materials and Industrials. Regarding Health Care and Consumer Staples, we are finding attractively valued opportunities with solid growth prospects within those sectors; further, we are positioning the portfolio for expected higher market volatility as the market and economic cycles mature. Overweight allocations in the Materials and Industrials sectors reflect our continued positive view on the economy in the near- and medium-term. Lastly, the overweight in Telecommunications is due to our investment in Centurylink, Inc. as we wait for that stock’s valuation to normalize.

We continue to believe that the mid-cap segment of the market presents attractive investment opportunities, hence our overweight position. So far in 2018, mid- and small-cap stocks are leading the broader market after lagging in 2017. On average, mid-caps trade at a higher valuation relative to their large-cap brethren due to higher growth expectations. However, today, they trade at a modest premium. Despite their outperformance this year, relative valuations have not corrected. Consequently, we continue to favor having a higher allocation to mid-cap stocks, given the attractive risk-versus-reward tradeoff.

MARKET PERSPECTIVE

Equities have remained volatile, as markets grapple with a push/pull of factors. On one hand, we have soaring consumer and business confidence, the strongest employment backdrop in decades, and accelerating U.S. GDP growth; on the other hand, there are rising inflation expectations, continued increases in interest rates, fear of trade wars and signs of deteriorating global economic growth. While markets are fluctuating daily based on the latest global trade and tariff negotiations between the U.S., Europe and China, we believe the U.S. is participating from a position of strength and ultimately a resolution can be achieved, avoiding more extreme negative outcomes. Reflective of the tension between positives and negatives is the persistent performance of momentum strategies and end of business cycle fear.

The trajectory of many momentum stocks has continued unabated and relatively unaffected by the headline trade concerns or very high valuations. Momentum factors could drive market participants into bubble territory from a “Fear of Missing Out” (#FOMO), be it high-priced technology companies, buying a house in a hot market, or investing in the latest crypto-currency craze, without actually understanding the underlying asset or technology. Momentum continues to be a predominant factor driving market returns. The “FAANG” trade (comprised of Facebook Inc., Apple Inc., Amazon.com Inc., Netflix Inc., and Alphabet Inc. (formerly Google)) has been the most obvious example of how momentum has been a key driver of the overall market. As of June 30th, FAANG represented 12.6% of the S&P 500 Index, and continues to increase its share of the overall index. If market leadership systematically narrows in this manner, it could be increasingly difficult for the market to post higher gains, posing downside risks should these companies falter.

The length of the current business cycle has been one of the longest on record, and has many questioning how long it will be before we see a downturn. Many typical indicators appear to show the U.S. economy in the later stages of the business cycle; however, this cycle has been anything but typical given the record low level of interest rates, quantitative easing, and now tax reform stimulus. While it’s impossible to say with any certainty when the business cycle may turn, a recession in the near-term seems highly unlikely, barring any major exogenous event. That said, we believe risks need to be carefully monitored, as debt levels continue to rise for both U.S. corporations and the government, the geopolitical environment remains highly volatile, and valuations remain elevated.

IN CLOSING

We would like to take this opportunity to thank you again for your trust you have placed in us; the continued support of our shareholders truly remains our greatest asset. As always, please feel free to contact us with any questions or comments you may have.

Sincerely,

Andrew I. Davidson
President

Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Free cash flow, a measure of financial performance, is calculated by subtracting capital expenditures from operating cash flow. Free cash flow represents residual cash generated by a company after expenditures to maintain or expand its asset base.

Earnings growth is not a measure of the Fund’s future performance.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5% sales load for the A shares.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at June 30, 2018 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class I at the beginning of the period and held for the entire period (1/1/18 - 6/30/18).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% and 0.90% per the operating expenses limitation agreement for Class A and Class I, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18-6/30/18
Actual	$1,000.00	$1,030.90	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at June 30, 2018 (Unaudited), continued

Class I
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18-6/30/18
Actual	$1,000.00	$1,032.10	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000® Index

Average Annual Total Return:			Since Inception
	1 Year	5 Years	8/11/2008	10/30/2013
Class A (with sales load)	4.23%	9.77%	8.39%	—
Class A (without sales load)	9.70%	10.90%	8.96%	—
Class I	10.03%	—	—	9.38%
Russell 3000® Index	14.78%	13.29%	10.12%	11.73%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge ("CDSC") except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Multi-Cap Equity Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at June 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018

Shares	COMMON STOCKS - 92.74%	Value

	Aerospace & Defense - 2.69%
24,950	United Technologies Corp.	$3,119,499

	Air Freight & Logistics - 2.16%
11,030	Fedex Corp.	2,504,472

	Banks - 6.78%
32,960	Citigroup, Inc.	2,205,683
16,845	First Republic Bank	1,630,428
38,730	JPMorgan Chase & Co.	4,035,666
		7,871,777
	Beverages - 1.69%
17,990	PepsiCo, Inc.	1,958,571

	Biotechnology - 5.74%
13,621	Amgen, Inc.	2,514,300
25,915	Celgene Corp. (a)	2,058,169
29,570	Gilead Sciences, Inc.	2,094,739
		6,667,208
	Capital Markets - 3.53%
37,550	Morgan Stanley	1,779,870
24,865	State Street Corp.	2,314,683
		4,094,553
	Chemicals - 3.86%
37,018	DowDuPont, Inc.	2,440,227
12,900	Praxair, Inc.	2,040,135
		4,480,362
	Communications Equipment - 3.17%
85,485	Cisco Systems, Inc.	3,678,420

	Diversified Telecommunication Services - 2.67%
37,762	CenturyLink, Inc.	703,884
65,870	Zayo Group Holdings, Inc. (a)	2,402,937
		3,106,821
	Electrical Equipment - 1.86%
28,875	Eaton Corp PLC (b)	2,158,118

The accompanying notes are an integral part of these financial statements.

9

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, continued

Shares	COMMON STOCKS - 92.74% - continued	Value

	Energy Equipment & Services - 1.72%
60,315	Baker Hughes, Inc.	$1,992,204

	Food & Staples Retailing - 3.61%
92,785	Sprouts Farmers Market, Inc. (a)	2,047,765
25,090	Wal-Mart Stores, Inc.	2,148,958
		4,196,723
	Health Care Equipment & Supplies - 2.18%
10,585	Becton, Dickinson & Co.	2,535,743

	Health Care Providers & Services - 4.23%
25,402	Express Scripts Holding Co. (a)	1,961,289
16,440	Laboratory Corporation of America Holdings (a)	2,951,473
		4,912,762
	Health Care Technology - 1.39%
27,085	Cerner Corp. (a)	1,619,412

	Hotels, Restaurants & Leisure - 1.85%
44,095	Starbucks Corp.	2,154,041

	Household Products - 1.63%
35,590	Church & Dwight Co., Inc.	1,891,964

	Industrial Conglomerates - 1.52%
8,985	3M Co.	1,767,529

	Insurance - 1.64%
35,900	Principal Financial Group, Inc.	1,900,905

	Internet Software & Services - 5.58%
3,894	Alphabet, Inc. - Class C (a)	4,344,341
58,770	eBay, Inc. (a)	2,131,000
		6,475,341
	Life Sciences Tools & Services - 1.49%
8,960	Waters Corp. (a)	1,734,566

	Machinery - 1.32%
37,840	Flowserve Corp.	1,528,736

The accompanying notes are an integral part of these financial statements.

10

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, continued

Shares	COMMON STOCKS - 92.74%- continued	Value

	Media - 4.46%
92,910	Interpublic Group of Cos., Inc.	$2,177,811
60,470	Twenty-First Century Fox, Inc. - Class A	3,004,754
		5,182,565
	Multiline Retail - 1.23%
27,495	Nordstrom, Inc.	1,423,691

	Multi-Utilities - 2.50%
25,055	Sempra Energy	2,909,136

	Oil, Gas & Consumable Fuels - 4.48%
25,734	Chevron Corp.	3,253,549
93,330	Marathon Oil Corp.	1,946,864
		5,200,413
	Professional Services - 1.39%
52,385	Nielsen Holdings PLC (b)	1,620,268

	Semiconductors & Semiconductor Equipment - 1.62%
18,890	Silicon Laboratories, Inc. (a)	1,881,444

	Software - 9.39%
45,640	Fortinet, Inc. (a)	2,849,305
11,650	Intuit	2,380,153
40,110	Microsoft Corp.	3,955,247
17,630	Tableau Software, Inc. - Class A (a)	1,723,333
		10,908,038

	Technology Hardware, Storage & Peripherals - 3.82%
23,941	Apple, Inc.	4,431,719

	Textiles, Apparel & Luxury Goods - 1.54%
63,510	Gildan Activewear, Inc. (b)	1,788,442
	TOTAL COMMON STOCKS (Cost $69,383,851)	107,695,443

The accompanying notes are an integral part of these financial statements.

11

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, continued

Shares	REITS - 5.29%	Value
45,440	American Campus Communities, Inc.	$1,948,467
65,400	CubeSmart	2,107,188
95,755	Starwood Property Trust, Inc.	2,078,841
	TOTAL REITS (Cost $5,270,623)	6,134,496

	MONEY MARKET FUNDS - 2.01%
	Funds, Trusts, & Other Financial Vehicles - 2.01%
2,338,111	Fidelity Institutional Government Portfolio - Class I, 1.77% (c)	2,338,111
	TOTAL MONEY MARKET FUNDS (Cost $2,338,111)	2,338,111

	Total Investments in Securities (Cost ($76,992,585) - 100.04%	116,168,050
	Liabilities in Excess of Other Assets - (0.04)%	(42,659)
	NET ASSETS - 100.00%	$116,125,391

PLC Public Limited Company

REIT Real Estate Investment Trust

(a) Non-income producing security.

(b) U.S. traded security of a foreign issuer.

(c) Rate shown is the 7-day annualized yield as of June 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2018

ASSETS
Investments in securities, at value (identified cost $76,992,585)	$116,168,050
Receivables
Dividends and interest	115,896
Fund shares sold	70
Prepaid expenses	24,184
Total assets	116,308,200

LIABILITIES
Payables
Fund shares redeemed	1,381
Advisory fees	49,298
12b-1 fees	45,692
Administration fees	25,258
Audit fees	22,000
Transfer agent fees and expenses	14,746
Fund accounting fees	12,084
Shareholder reporting	4,955
Custody fees	2,933
Chief Compliance Officer fee	1,500
Legal fees	1,231
Tax Expense	807
Trustee fees	345
Miscellaneous	579
Total liabilities	182,809

NET ASSETS	$116,125,391

COMPONENTS OF NET ASSETS
Paid-in capital	$71,577,842
Undistributed net investment income	1,297,998
Accumulated net realized gain on investments	4,074,086
Net unrealized appreciation on investments	39,175,465
Net assets	$116,125,391

The accompanying notes are an integral part of these financial statements.

13

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2018, continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$73,081,168
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,809,227
Net asset value and redemption price per share	$26.01
Maximum offering price per share (Net asset value per share divided by 95.00%)	$27.38

Class I
Net assets applicable to shares outstanding	$43,044,223
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,651,725
Net asset value, redemption and offering price per share	$26.06

The accompanying notes are an integral part of these financial statements.

14

Davidson Multi-Cap Equity Fund

STATEMENT OF OPERATIONS For the Year Ended June 30, 2018

INVESTMENT INCOME
Dividends (net of withholding taxes of $4,482)	$2,498,578
Interest	31,720
Total investment income	2,530,298

Expenses
Advisory fees (Note 4)	758,832
Distribution fees - Class A (Note 5)	185,858
Administration fees (Note 4)	144,668
Transfer agent fees and expenses (Note 4)	87,491
Fund accounting fees (Note 4)	70,320
Registration fees	37,971
Audit fees	20,900
Custody fees (Note 4)	15,702
Legal fees	14,668
Trustee fees	11,829
Reports to shareholders	11,077
Chief Compliance Officer fee (Note 4)	9,001
Other expenses	7,419
Insurance expense	3,252
Total expenses	1,378,988
Less: advisory fee waiver (Note 4)	(142,440)
Net expenses	1,236,548
Net investment income	1,293,750

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,104,311
Net change in unrealized appreciation on investments	5,615,541
Net realized and unrealized gain on investments	9,719,852
Net Increase in Net Assets Resulting from Operations	$11,013,602

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,293,750	$653,233
Net realized gain on investments	4,104,311	2,743,479
Net change in unrealized appreciation on investments	5,615,541	13,631,419
Net increase in net assets resulting from operations	11,013,602	17,028,131

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(385,849)	(92,814)
Class I	(264,489)	(166,602)
From net realized gain on investments
Class A	(1,752,809)	(1,884,902)
Class C (a)	—	(894,464)
Class I	(991,630)	(1,365,868)
Total distributions to shareholders	(3,394,777)	(4,404,650)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (b)	(6,813,137)	(651,781)

Total increase in net assets	805,688	11,971,700

NET ASSETS
Beginning of year	115,319,703	103,348,003
End of year	$116,125,391	$115,319,703

Accumulated net investment income at end of year	$1,297,998	$650,338

(a)      Class C shares closed and converted to Class A shares on May 15, 2017.

(b)      A summary of share transactions can be found on the following page:

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class A
	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	69,150	$1,745,180	1,143,258	$27,746,835
Shares issued on reinvestments of distributions	80,873	2,034,769	80,783	1,892,736
Shares redeemed**	(391,738)	(9,936,741)	(587,604)	(13,755,583)
Net increase (decrease)	(241,715)	$(6,156,792)	636,437	$15,883,988

** Net of redemption fees of		$3		$—

	Class C (a)
	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	—	$—	40,380	$910,540
Shares issued on reinvestments of distributions	—	—	38,329	869,679
Shares redeemed	—	—	(1,169,027)	(27,434,450)
Net increase	—	$—	(1,090,318)	$(25,654,231)

	Class I
	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	147,904	$3,732,497	520,180	$12,086,506
Shares issued on reinvestments of distributions	31,100	782,777	52,307	1,224,504
Shares redeemed	(202,990)	(5,171,619)	(178,269)	(4,192,548)
Net increase (decrease)	(23,986)	$(656,345)	394,218	$9,118,462

(a)    Class C shares closed and converted to Class A shares on May 15, 2017.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended June 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$24.40	$21.73	$22.96	$22.61	$18.99

Income from investment operations:
Net investment income ^	0.26	0.14	0.19	0.06	0.22
Net realized and unrealized gain/(loss) on investments	2.08	3.45	(0.54)	1.31	4.43
Total from investment operations	2.34	3.59	(0.35)	1.37	4.65

Less distributions:
From net investment income	(0.13)	(0.04)	(0.07)	(0.21)	(0.14)
From net realized gain on investments	(0.60)	(0.88)	(0.81)	(0.81)	(0.89)
Total distributions	(0.73)	(0.92)	(0.88)	(1.02)	(1.03)

Redemption fees retained	0.00 #	—	—	—	—

Net asset value, end of year	$26.01	$24.40	$21.73	$22.96	$22.61

Total return	9.70%	16.69%	-1.46%	6.34%	25.06%

Ratios/supplemental data:
Net assets, end of year (thousands)	$73,081	$74,428	$52,476	$53,419	$48,498
Ratio of expenses to average net assets:
Before fee waiver	1.27%	1.30%	1.34%	1.36%	1.38%
After fee waiver	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fee waiver	0.90%	0.45%	0.71%	0.05%	0.80%
After fee waiver	1.02%	0.60%	0.90%	0.26%	1.03%
Portfolio turnover rate	32.14%	27.68%	25.30%	13.91%	11.59%

^ Per share amounts have been calculated using the average shares method.

# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended June 30,				October 30, 2013* through
	2018	2017	2016	2015	June 30, 2014

Net asset value, beginning of year	$24.40	$21.74	$22.94	$22.59	$21.21
Income from investment operations:
Net investment income ^	0.32	0.20	0.25	0.12	0.23
Net realized and unrealized
gain/(loss) on investments	2.10	3.45	(0.54)	1.30	2.24
Total from investment operations	2.42	3.65	(0.29)	1.42	2.47

Less distributions:
From net investment income	(0.16)	(0.11)	(0.10)	(0.26)	(0.20)
From net realized gain on investments	(0.60)	(0.88)	(0.81)	(0.81)	(0.89)
Total distributions	(0.76)	(0.99)	(0.91)	(1.07)	(1.09)

Redemption fees retained	—	—	—	0.00	—
Net asset value, end of year	$26.06	$24.40	$21.74	$22.94	$22.59

Total return	10.03%	16.95%	-1.22%	6.61%	12.15	% ‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$43,044	$40,892	$27,865	$24,991	$18,183
Ratio of expenses to average net assets:
Before fee waivers	1.02%	1.05%	1.09%	1.11%	1.15	% †
After fee waivers	0.90%	0.90%	0.90%	0.90%	0.90	% †
Ratio of net investment income
to average net assets:
Before fee waivers	1.14%	0.72%	0.96%	0.32%	1.38	% †
After fee waivers	1.26%	0.87%	1.15%	0.53%	1.63	% †
Portfolio turnover rate	32.14%	27.68%	25.30%	13.91%	11.59	% ‡

* Commencement of operations.

# Amount is less than $0.01.

^ Per share amounts have been calculated using the average shares method.

‡ Not annualized.

† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018

NOTE 1 – ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open- end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. During the year ended June 30, 2018, the Fund offered Class A and Class I shares. The Fund’s Class A shares and Class I shares commenced operations on August 11, 2008 and October 30, 2013, respectively. At end of business on May 15, 2017, Class C shares were closed and existing shares were converted to Class A shares pursuant to an action approved by the Board of Trustees. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.

Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018, continued

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$4,248	($4,248)

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended June 30, 2018, the Class A shares retained $3 in redemption fees.

G.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018, continued

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities including common stocks, real estate investment trusts, and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as June 30, 2018:

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018, continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$10,548,738	$—	$—	$10,548,738
Consumer Staples	8,047,259	—	—	8,047,259
Energy	7,192,618	—	—	7,192,618
Financials	13,867,235	—	—	13,867,235
Health Care	17,469,691	—	—	17,469,691
Industrials	12,698,621	—	—	12,698,621
Information Technology	27,374,962	—	—	27,374,962
Materials	4,480,362	—	—	4,480,362
Telecommunication Services	3,106,821	—	—	3,106,821
Utilities	2,909,136	—	—	2,909,136
Total Common Stocks	107,695,443	—	—	107,695,443
REITs
Financials	2,078,841	—	—	2,078,841
Real Estate	4,055,655	—	—	4,055,655
Total REITs	6,134,496	—	—	6,134,496
Short-Term Investments	2,338,111	—	—	2,338,111
Total Investments in Securities	$116,168,050	$—	$—	$116,168,050

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2018, the end of the reporting period. The Fund recognized no transfers between levels. There were no Level 3 securities held in the Fund during the year ended June 30, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2018, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2018, the Fund incurred $758,832 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A and Class I net annual operating expenses to 1.15% and 0.90%, respectively, of average daily net assets. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended June 30, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $142,440. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018, continued

Year	Amount
2019	195,941
2020	168,027
2021	142,440
$506,408

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended June 30, 2018, the Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

Administration	$144,668
Transfer Agency (a)	73,818
Fund Accounting	70,320
Custody	15,702
Chief Compliance Officer	9,001

(a) Does not include out-of-pocket expenses.

At June 30, 2018, the Fund had payables due to USBFS for administration, transfer agency, fund accounting, to U.S. Bank, N.A. for custody fees, and chief compliance officer fees in the following amounts:

Administration	$25,258
Transfer Agency (a)	12,275
Fund Accounting	12,084
Custody	2,933
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS. The Distributor has advised the Fund that it has received $53,088 in front-end sales charges resulting from sales of Class A shares. For the year ended June 30, 2018, the Distributor paid commissions of $51,421 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. Additionally, DAD will receive all of the initial sales charge for purchases of Class A shares of the Fund without a dealer of record and the 1.00% charge on Class A shares redeemed within twelve months of purchase.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018, continued

Certain officers of the Fund are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previous employed by USBFS. This same Trustee was recently an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Class A shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2018, the Class A shares paid the Distributor $185,858.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $36,443,734 and $44,328,263, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 was as follows:

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Ordinary income	$1,851,436	$262,311
Long-term capital gains	1,543,341	4,142,339

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$77,011,074
Gross tax unrealized appreciation	42,190,740
Gross tax unrealized depreciation	(3,033,764)
Net tax unrealized appreciation	39,156,976
Undistributed ordinary income	1,896,892
Undistributed long-term capital gain	3,493,681
Total distributable earnings	5,390,573
Total accumulated earnings/(losses)	$44,547,549

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2018, continued

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

●	Equity Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

●	ETF and Mutual Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. Investment companies (mutual funds) and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

●	Foreign and Emerging Market Securities Risk. Foreign securities are subject to special risks. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●	Market and Issuer Risk. Securities held by the Fund may fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund. The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

●	Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Davidson Multi-Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davidson Multi-Cap Equity Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 23, 2018

Davidson Multi-Cap Equity Fund

NOTICE TO SHAREHOLDERS at June 30, 2018 (Unaudited)

For the year ended June 30, 2018, the Fund designated $1,851,436 as ordinary income and $1,543,341 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 93.49%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2018 was 84.13%.

The percentage of taxable ordinary income distributions that were designed as short-term capital gain distributions under section 871(k)(2)(c) of the Internal Revenue code of 1986, as amended, for the Fund was 64.87%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2018

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 71) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open end investment company with four portfolios).

David G. Mertens (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Retired; formerly, Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

George J. Rebhan (age 83) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board and Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Joe D. Redwine(4) (age 70) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2018.	Retired; formerly President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to July 2017); formerly Manager, U.S. Bancorp Fund Services, LLC (1998 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Raymond B. Woolson (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 15 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present; Independent Trustee, DoubleLine Equity Funds from 2010 to 2016.

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Douglas G. Hess (age 50) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 56) 615 E. Michigan Street	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to

Kevin Hayden (age 46) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Michael L. Ceccato (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC and Vice President, U.S. Bank N.A. (February 2008 to present).

Emily R. Enslow, Esq. (age 31) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since December 2017.	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 to present).

*	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)	As of June 30, 2018, the Trust was comprised of 40 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018. Previously he was an Interested Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (877) 332-0529.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND

ANNUAL REPORT
For the year ended
June 30, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal account. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2018	FYE 06/30/2017
Audit Fees	$18,400	$17,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	N/A	N/A
Registrant's Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant's President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)Change in the registrant's independent public accountant.  There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
                                              Douglas G. Hess, President/Chief Executive
                                              Officer/Principal Executive Officer

Date                                                    September 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
                                              Douglas G. Hess, President/Chief Executive
                                              Officer/Principal Executive Officer

Date                                                   September 10, 2018

By (Signature and Title)* /s/ Cheryl L. King
                                              Cheryl L. King, Treasurer/Principal Financial Officer

Date                                                   September 10, 2018

* Print the name and title of each signing officer under his or her signature.

Exhibit A
ADVISORS SERIES TRUST

Code of Ethics
For Principal Executive Officer & Principal Financial Officer

This Code of Ethics is designed to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the Securities and Exchange Commission (the "SEC") thereunder.  This Code of Ethics is in addition to, not in replacement of, the Advisors Series Trust (the "Trust") Code of Ethics for access persons (the "Investment Company Code of Ethics"), adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The persons covered by this Code of Ethics may also be subject to the Investment Company Code of Ethics.

The Trust requires its Principal Executive Officer, Principal Financial Officer, or other Trust officers performing similar functions (the "Principal Officers"), to maintain the highest ethical and legal standards while performing their duties and responsibilities to the Trust and each of its series (each a "Fund," collectively the "Funds"), with particular emphasis on those duties that relate to the preparation and reporting of the financial information of the Funds.  The following principles and responsibilities shall govern the professional conduct of the Principal Officers:

1.	HONEST AND ETHICAL CONDUCT.

The Principal Officers shall act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, and shall report any material transaction or relationship that reasonably could be expected to give rise to such conflict between their interests and those of a Fund to the Audit Committee, the full Board of Trustees of the Trust, and, in addition, to any other appropriate person or entity that may reasonably be expected to deal with any conflict of interest in timely and expeditious manner.

The Principal Officers shall act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing their independent judgment to be subordinated or compromised.

2.	FINANCIAL RECORDS AND REPORTING

The Principal Officers shall provide full, fair, accurate, timely and understandable disclosure in the reports and/or other documents to be filed with or submitted to the SEC or other applicable body by a Fund, or that is otherwise publicly disclosed or communicated.  The Principal Officers shall comply with applicable rules and regulations of federal, state, and local governments, and other appropriate private and public regulatory agencies.

The Principal Officers shall respect the confidentiality of information acquired in the course of their work and shall not disclose such information except when authorized or legally obligated to disclose.  The Principal Officers will not use confidential information acquired in the course of their duties as Principal Officers.

The Principal Officers shall share knowledge and maintain skills important and relevant to the Trust's needs; shall proactively promote ethical behavior of the Trust's employees and as a partner with industry peers and associates; and shall maintain control over and responsibly manage assets and resources employed or entrusted to them by the Trust.

3.	COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Principal Officers shall establish and maintain mechanisms to oversee the compliance of the Funds with applicable federal, state or local law, regulation or administrative rule, and to identify, report and correct in a swift and certain manner, any detected deviations from applicable federal, state or local law regulation or rule.

4.	COMPLIANCE WITH THIS CODE OF ETHICS

The Principal Officers shall promptly report any violations of this Code of Ethics to the Audit Committee as well as the full Board of Trustees of the Trust and shall be held accountable for strict adherence to this Code of Ethics.  A proven failure to uphold the standards stated herein shall be grounds for such sanctions as shall be reasonably imposed by the Board of Trustees of the Trust.

5.	AMENDMENT AND WAIVER

This Code of Ethics may only be amended or modified by approval of the Board of Trustees.  Any substantive amendment that is not technical or administrative in nature or any material waiver, implicit or otherwise, of any provision of this Code of Ethics, shall be communicated publicly in accordance with Item 2 of Form N-CSR under the Investment Company Act.

Adopted by the Board of Trustees on March 18, 2010